UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 April 21, 2003
                                 --------------
                Date of Report (Date of earliest event reported)

                                 E.PIPHANY, INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)

           Delaware                    000-27183                 77-0443392
----------------------------          ------------          -------------------
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)          Identification No.)

        1900 South Norfolk Street, Suite 310, San Mateo, California 94403
        -----------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (650) 356-3800
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report

Item 7.  Financial Statements and Exhibits

   (c)   Exhibits.

         99.1  Press Release issued by E.piphany, Inc. dated April 21, 2003

Item 9.  Regulation FD Disclosure

     This current report on Form 8-K is being furnished to report information pursuant to Item 12 - Results of Operations and Financial Condition. See Item 12 below.

Item 12. Results of Operations and Financial Condition

     On April 21, 2003, E.piphany, Inc. issued a press release announcing results for the quarter ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           E.PIPHANY, INC.

                                           /S/ Kevin J. Yeaman
                                           _________________________________
                                           Kevin J. Yeaman
                                           Chief Financial Officer

Date:  April 21, 2003

                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------
99.1          Press Release issued by E.piphany, Inc. dated April 21, 2003